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                                  EXHIBIT 99.1

                             CARGILL BANCORP, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 16, 1998

                       THIS PROXY SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, revoking all proxies, hereby appoint(s) Raymond P. Faucher, Sr. and Howard Stanton, III, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of stock of Cargill Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Company to be held at the Heritage Road Cafe, 5 Heritage Road, Putnam, Connecticut, on December 16, 1998 at 10:00 a.m., local time, and at any adjournment thereof.

           This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. The undersigned may revoke this proxy at any time before it is voted by executing and delivering to the Company a proxy bearing a later date, by delivering a written notice to the Secretary of the Company stating that the proxy is revoked, or by voting in person at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT THEREOF.

                              FOLD AND DETACH HERE
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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" PROPOSAL NUMBER 1.


           Please mark your votes as indicated in this example.

                                        X

  1.To approve and adopt the Affiliation and Merger Agreement, dated as of July
      15, 1998 (the "Merger Agreement"), by and among Cargill Bancorp, Inc.
        ("Cargill"), Cargill Bank, Park West Bank and Trust Company and
                    Westbank Corporation ("Westbank") and the
                       transactions contemplated thereby,
                  including the Merger of Cargill with and into
                   Westbank upon the terms and subject to the
                 conditions set forth in the Merger Agreement.


                            MARK HERE IF YOU PLAN TO
                               ATTEND THE MEETING

                          MARK HERE FOR ADDRESS CHANGE
                                AND NOTE AT LEFT


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

FOR      A          A
         G          B
         A          S
         I          T
         N          A
         S          I
         T          N

                                    Dated: ,___________________________________
                                    1998



_______________________________________

_______________________________________


                                                        Signature


                                                Signature if held jointly

                                            NOTE: PLEASE SIGN EXACTLY AS NAME
                                            APPEARS HEREON. WHEN SHARES ARE HELD
                                            BY JOINT OWNERS, BOTH SHOULD SIGN.
                                            WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                            ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                            PLEASE GIVE FULL TITLE AS SUCH. IF A
                                            CORPORATION, PLEASE SIGN IN FULL
                                            CORPORATE NAME BY AUTHORIZED
                                            OFFICER, GIVING FULL TITLE. IF A
                                            PARTNERSHIP, PLEASE SIGN IN
                                            PARTNERSHIP NAME BY AUTHORIZED
                                            PERSON, GIVING FULL TITLE.


                              FOLD AND DETACH HERE



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